EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of First National Corporation and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints C. John Hipp, III and W. Louis Griffith, and each of them acting individually, its and his true and lawful attorneys, with power to act without the other and with full power of substitution, to execute, deliver and file in its or his name and on its or his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-2 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of 170,000 shares of common stock, of First National Corporation and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of First National Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as First National Corporation might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of First National Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signatures as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, First National Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand, on the dates indicated below.

                                       FIRST NATIONAL CORPORATION

                                            s/C. John Hipp, III
                                       By:______________________________________
                                            C. John Hipp, III
                                       Its President and Chief Executive Officer



Signature                         Title                                  Date


s/Charles W. Clark
                                  Director                           May 9, 1996
(Charles W. Clark)


s/W. B. Cox, Jr.
                                  Director                           May 9, 1996
(W. B. Cox, Jr.)


s/C. Parker Dempsey
                                  Director                           May 9, 1996
(C. Parker Dempsey)


s/Clarence F. Evans
                                  Director                           May 9, 1996
(Clarence F. Evans)


s/E. Everett Gasque, Jr.
                                  Director                           May 9, 1996
(E. Everett Gasque, Jr.)


s/John L. Gramling, Jr.
                                  Director                           May 9, 1996
(John L. Gramling, Jr.)


s/W. Louis Griffith
                                  Chief Financial Officer            May 9, 1996
(W. Louis Griffith)               (Principal Accounting Officer)


s/C. John Hipp, III
                                  President, Chief Executive         May 9, 1996
(C. John Hipp, III)               Officer and Director


s/Robert R. Horger
                                  Director                           May 9, 1996
(Robert R. Horger)


s/R. H. Jennings, III
                                  Director                           May 9, 1996
(R. H. Jennings, III)


s/J. C. McAlhany
                                  Director                           May 9, 1996
(J. C. McAlhany)


s/Dick Gregg McTeer
                                  Director                           May 9, 1996
(Dick Gregg McTeer)


s/Harry M. Mims, Jr.
                                  Director                           May 9, 1996
(Harry M. Mims, Jr.)



s/E. V. Mirmow, Jr.
                                  Director                           May 9, 1996

(E. V. Mirmow, Jr.)


s/M. Maceo Nance, Jr.
                                  Director                           May 9, 1996
(M. Maceo Nance, Jr.)


s/Anne H. Oswald
                                  Director                           May 9, 1996
(Anne H. Oswald)


s/James W. Roquemore
                                  Director                           May 9, 1996
(James W. Roquemore)


s/James E. Sulton, Sr.
                                  Director                           May 9, 1996
(James E. Sulton, Sr.)


s/Johnny E. Ward
                                  Director                           May 9, 1996
(Johnny E. Ward)


s/A. Dewall Waters
                                  Director                           May 9, 1996
(A. Dewall Waters)


s/L. D. Westbury
                                  Director                           May 9, 1996
(L. D. Westbury)